UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)

628 Main Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

Effective May 18, 2023, the Articles of Incorporation (the “Articles”) of American National Bankshares Inc. (the “Company”) were amended to remove Section C of Article 3, which established the terms of the Company’s noncumulative perpetual Series A preferred stock (the “Series A Preferred Stock”).  There are no shares of Series A Preferred Stock outstanding, and the Company does not intend to issue shares of Series A Preferred Stock in the future.

Amended and Restated Bylaws

On May 16, 2023, the Board of Directors (the “Board”) of the Company approved and adopted Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of the same date.  The Bylaws were amended and restated to, among other things:

i.	expressly allow the annual meeting of shareholders to be held in a virtual-only format (Section 1.1(a));

ii.
increase the advance notice requirement for shareholder proposals for the annual meeting of shareholders from 60 days to 120 days before the first anniversary of the date of the Company’s proxy statement in connection with the last annual meeting (Section 1.1(a));

iii.	state that notice of the annual meeting of shareholders may not be delivered more than 60 days prior to the date of the meeting (Section 1.1(b));

iv.	state that the record date for any meeting of shareholders may not be more than 70 days before the date of the meeting (Section 1.3);

v.	require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white (Section 1.4);

vi.
remove the prohibition that no person may be elected a director unless the person is the owner of shares of stock of the Company having a par value or market value of $1,000 or more (formerly Section 2.9);

vii.	establish the duties and responsibilities of the Lead Independent Director (Section 2.12);

viii.	establish the procedures and requirements for shareholders to nominate persons for election to the Board (Section 2.13);

ix.	establish the duties and responsibilities of the Executive Chairman (Section 3.4); and

x.	expressly grant the President and Chief Executive Officer authority to appoint and terminate officers holding the position of Senior Vice President and below (Section 3.5).

The amended and restated Bylaws also include certain technical, ministerial and non-substantive amendments.

The foregoing description of the amendments to the Articles and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles, as amended, and to the amended and restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit

3.1	Articles of Incorporation of American National Bankshares Inc., as amended.
3.2	Amended and Restated Bylaws of American National Bankshares Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: May 19, 2023	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

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